UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

OSR HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

OSR HOLDINGS, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 11, 2026, OSR Health, Inc. (formerly OSR Holdings, Inc.) (the “Company”) changed its corporate name from “OSR Holdings, Inc.” to “OSR Health, Inc.” The name change was effected through the filing of a Certificate of Revival of Charter (the “Certificate of Revival”) with the Secretary of State of the State of Delaware pursuant to Section 312 of the General Corporation Law of the State of Delaware (the “DGCL”), which became effective upon filing on June 11, 2026. In addition to changing the Company’s name, the filing of the Certificate of Revival renewed and revived the Company’s certificate of incorporation, and the Company is in good standing with the Secretary of State of the State of Delaware.

The name change was approved by the Company’s Board of Directors. Under Sections 312 and 242(b)(1) of the DGCL, the change of the Company’s corporate name did not require the approval of the Company’s stockholders. Other than the change of the Company's name, the Certificate of Revival did not amend any other provision of the Company's certificate of incorporation or alter the terms of the Company's common stock or warrants.

In connection with the name change, effective June 11, 2026, the Company’s common stock and warrants continue to trade on The Nasdaq Stock Market LLC under the symbols “OSRH” and “OSRHW,” respectively. Stockholders and warrant holders are not required to take any action, or to exchange or surrender any stock certificates or warrant certificates, as a result of the name change.

The foregoing description of the Certificate of Revival does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Revival, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Revival of Charter of OSR Health, Inc. (formerly OSR Holdings, Inc.), filed with the Secretary of State of the State of Delaware on June 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2026

OSR HEALTH, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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